UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
pursuant to Section 13 or 15(d)
of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 18, 2002

SONICWALL, INC.
(Exact name of registrant as specified in its charter)

California	000-27723	77-0270079
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1160 Bordeaux Drive
Sunnyvale, California 94089
(408) 745-9600
(Address, including zip code and telephone number, of principal executive offices)

ITEM 5.    OTHER EVENTS.

On April 18, 2002 SonicWALL announced its financial results for the fiscal quarter ending March 31, 2002. A portion of SonicWALL’s press release announcing these financial results is attached as Exhibit 99.1 hereto and incorporated by reference herein.

The press release filed as an exhibit to this report includes “safe harbor” language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements about the Company’s business contained in the press release are “forward-looking” rather than “historic.” The press release also states that these and other risks relating to SonicWALL’s business are set forth in the documents filed by SonicWALL with the Securities and Exchange Commission, specifically the most recent report on Form 10-K, and the other reports filed from time to time with the Securities and Exchange Commission.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

99.1	Portion of Press Release dated April 18, 2002 relating to the March 31, 2002 quarterly financial results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONICWALL, INC

By:	/s/ MICHAEL J. SHERIDAN
Michael J. Sheridan Senior Vice President of Strategy, and Chief Financial Officer

Dated: April 19, 2002

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Portion of Press Release dated April 18, 2002 relating to the March 31, 2002 quarterly financial results.